RECEIVABLES	3 Months Ended
Mar. 31, 2021
OLD PlayStudios, Inc.
RECEIVABLES

NOTE 5—RECEIVABLES

Receivables consist of the following:

	March 31,	December 31,
	2021	2020
Trade receivables	$26,927	$16,616
Notes receivables	5,034	—
Total receivables	$31,961	$16,616

Trade receivables represent amounts due to the Company from social and mobile platform operators, including Apple, Google, Amazon and Facebook. Trade receivables are recorded when the right to consideration becomes unconditional. No allowance for doubtful accounts was considered necessary as of March 31, 2021 and December 31, 2020.

Concentration of Credit Risk.

As of March 31, 2021, Apple, Inc. and Google, Inc. accounted for 60.6% and 32.4% of the Company’s total trade receivables, respectively. As of December 31, 2020, Apple, Inc. and Google, Inc. accounted for 48.9% and 42.7% of the Company’s total trade receivables, respectively. As of March 31, 2021 and December 31, 2020, the Company did not have any additional counterparties that exceeded 10% of the Company’s trade receivable.

As of March 31, 2021, 95.8% of the Company’s total notes receivables were concentrated in amounts due from game developers. Each of the counterparties within the concentrated group are engaged in game development services as their primary form of business, subjecting the group to similar activities and economic risks. In the event that the group fails completely to perform according to the terms of the notes, and any collateral applicable proved to be of no value, the maximum amount of loss which the Company may incur is approximately $8.0 million, $3 million of which is reported within the Other long-term assets line item on the Consolidated Balance Sheets. Approximately 62.5% of the notes subject to risk are secured by certain intellectual property created, developed or acquired by the developers.